UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) October 27, 2006

                        COMMISSION FILE NUMBER OF ISSUING
                                     ENTITY:
                                  333-131213-23

                           RALI SERIES 2006-QS15 TRUST
            ________________________________________________________
                         (EXACT NAME OF ISSUING ENTITY)

                            COMMISSION FILE NUMBER OF
                                   DEPOSITOR:
                                   333-131213

                        RESIDENTIAL ACCREDIT LOANS, INC.
            ________________________________________________________
              (EXACT NAME OF DEPOSITOR AS SPECIFIED IN ITS CHARTER)

                        RESIDENTIAL FUNDING COMPANY, LLC
            ________________________________________________________
               (EXACT NAME OF SPONSOR AS SPECIFIED IN ITS CHARTER)

     DELAWARE                                                  None
(STATE OR OTHER JURISDICTION                             (I.R.S. EMPLOYER
   OF INCORPORATION)                                    IDENTIFICATION NO.)

8400 Normandale Lake Blvd., Suite 250, Minneapolis, MN          55437
       ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)               (ZIP CODE)

        Registrant's telephone number, including area code (952) 857-7000

        _________________________________________________________________

          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)





Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions .

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

        On October 30, 2006, Residential Accredit Loans, Inc. (the "Registrant"), as depositor for the RALI Series 2006-QS15 Trust (the "Trust"), expects to issue Mortgage Asset-Backed Pass-Through Certificates, Series 2006-QS15, including the following classes offered pursuant to a Registration Statement on Form S-3 (File No. 333-131213) filed by the Registrant with the Securities and Exchange Commission: Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-P, Class A-V, Class R, Class M-1, Class M-2 and Class M-3 (the "Certificates").

        Copies of the opinions of Orrick, Herrington & Sutcliffe LLP with respect to legality of the Certificates and with respect to certain federal tax matters, together with related consents of Orrick, Herrington & Sutcliffe LLP to the incorporation by reference of such opinions as exhibits to the Registration Statement, are filed as Exhibits to this Report.


Item 9.01.  Financial Statements, Pro Forma Financial Information and Exhibits.

               (a) Not applicable

               (b) Not applicable

               (c) Exhibits: The following are filed as Exhibits to this Report:


Exhibit
Number

5.1 Opinion of Orrick, Herrington & Sutcliffe LLP with respect to legality.

8.1 Opinion of Orrick, Herrington & Sutcliffe LLP with respect to certain tax matters.

23.1 Consent of Orrick, Herrington & Sutcliffe LLP (included in opinion filed as
Exhibit 5.1).

23.2 Consent of Orrick, Herrington & Sutcliffe LLP (included in opinion filed as
Exhibit 8.1).

                                   SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          RESIDENTIAL ACCREDIT LOANS, INC.,

                                          AS DEPOSITOR FOR THE TRUST


                                          By:     /s/ Joseph Orning
                                             Name:   Joseph Orning
                                             Title:  Vice President


Dated:  October 30, 2006

EXHIBIT 5.1

Opinion of Orrick, Herrington & Sutcliffe LLP with respect to legality.

EXHIBIT 8.1

Opinion of Orrick, Herrington & Sutcliffe LLP with respect to certain tax matters.

EXHIBIT 23.1

Consent of Orrick,  Herrington & Sutcliffe  LLP  (included  in opinion  filed as
Exhibit 5.1).

EXHIBIT 23.2

Consent of Orrick,  Herrington & Sutcliffe  LLP  (included  in opinion  filed as
Exhibit 8.1)